UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): April 23, 2009
COREL CORPORATION
(Exact name of Registrant as specified in its Charter)

CANADA (State or other Jurisdiction of Incorporation)	000-20562 (Commission File Number)	98-0407194 (IRS Employer Identification No.)
1600 Carling Avenue
Ottawa, Ontario
Canada
K1Z 8R7
(613) 728-0826
(Address of principal executive offices)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.
Item 9.01 Financial Statements and Exhibits.
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 8.01 Other Events.
     On April 14, 2009, Corel Corporation (the “Company”) sent to its shareholders its Notice of Annual Meeting and Management Information Circular, attached hereto as Exhibit 99.1, its Form of Proxy for holders of the Company’s common shares, attached hereto as Exhibit 99.2, and its Annual Report, which was previously filed on February 9, 2009, on Form 10-K.
Item 9.01 Financial Statements and Exhibits.
     (d) The following exhibits are furnished with this Form 8-K:
99.1      Notice of Annual Meeting and Management Information Circular.
99.2      Form of Proxy.

2

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Date: April 23, 2009

COREL CORPORATION
By:	/s/ DARREN SUKONICK
	Name:	Darren Sukonick
	Title:	Interim General Counsel

3

EXHIBIT INDEX

Exhibit	Description

99.1	Notice of Annual Meeting and Management Information Circular.

99.2	Form of Proxy.

4